CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Wilshire Global Allocation Fund (in thousands)	MARCH 31, 2020 (UNAUDITED)

COMMON STOCKS	Shares	Value

Consumer Discretionary

Leisure Facilities – 0.0%
COTA Racing & Entertainment LLC, Class B(A)	—*	$—

Leisure Products – 0.0%
Media Group Holdings LLC, Series H(A)(B)(C)(D)(E)	73	—*
Media Group Holdings LLC, Series T(A)(B)(C)(D)(E)	9	—*
		—*
Total Consumer Discretionary - 0.0%		—*

TOTAL COMMON STOCKS – 0.0%		$—*
(Cost: $69,954)

AFFILIATED MUTUAL FUNDS
Ivy Apollo Strategic Income Fund, Class N	2,436	21,806
Ivy Core Equity Fund, Class N	1,795	24,238
Ivy Corporate Bond Fund, Class N	4,924	30,971
Ivy Emerging Markets Equity Fund, Class N	4,558	73,928
Ivy Global Bond Fund, Class N	1,894	17,535
Ivy Government Securities Fund, Class N	9,358	54,278
Ivy International Core Equity Fund, Class N	9,856	132,361
Ivy International Small Cap Fund, Class N	5,466	50,073
Ivy Large Cap Growth Fund, Class N	2,681	59,113
Ivy LaSalle Global Real Estate Fund, Class N	2,301	18,848
Ivy Mid Cap Growth Fund, Class N	611	15,045
Ivy Mid Cap Income Opportunities Fund, Class N	1,291	14,193
Ivy Pictet Emerging Markets Local Currency Debt Fund, Class N	3,452	26,305
Ivy Pictet Targeted Return Bond Fund, Class N	4,984	48,938
Ivy PineBridge High Yield Fund, Class N	2,037	17,723
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	2,330	19,944
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4,663	47,006
Ivy Pzena International Value Fund, Class N	4,687	53,431
Ivy Securian Core Bond Fund, Class N	8,235	86,382
Ivy Small Cap Core Fund, Class N	1,353	19,237
Ivy Small Cap Growth Fund, Class N	818	15,231
Ivy Value Fund, Class N	5,011	84,881

TOTAL AFFILIATED MUTUAL FUNDS – 99.2%		$931,467
(Cost: $1,073,314)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary
Leisure Facilities – 0.3%
Circuit of the Americas LLC, Series D,
0.000%, 10-2-23(F)	$7,285	2,860

Total Consumer Discretionary - 0.3%		2,860

TOTAL CORPORATE DEBT SECURITIES – 0.3%		$2,860
(Cost: $6,157)

SHORT-TERM SECURITIES	Shares
Money Market Funds(G) - 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class,
0.310%	4,580	4,580

TOTAL SHORT-TERM SECURITIES – 0.5%		$4,580
(Cost: $4,580)

TOTAL INVESTMENT SECURITIES – 100.0%		$938,907
(Cost: $1,154,005)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		259

NET ASSETS – 100.0%		$939,166

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.
(A)	No dividends were paid during the preceding 12 months.
(B)	Restricted securities. At March 31, 2020, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	73	$50,817	$–	*
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	9	19,137	–	*

			$69,954	$–	*

The total value of these securities represented 0.0% of net assets at March 31, 2020.

(C)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated.
(D)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.
(E)	Securities whose value was determined using significant unobservable inputs.
(F)	Zero coupon bond.
(G)	Rate shown is the annualized 7-day yield at March 31, 2020.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$—	$—	$—	*
Affiliated Mutual Funds	931,467	—	—
Corporate Debt Securities	—	2,860	—
Short-Term Securities	4,580	—	—

Total	$936,047	$2,860	$—	*

During the period ended March 31, 2020, there were no transfers in or out of Level 3.

BASIS FOR CONSOLIDATION OF THE IVY WILSHIRE GLOBAL ALLOCATION FUND

WRA ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Ivy Wilshire Global Allocation Fund (referred to as “the Fund” in this subsection). The Company acts as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Company. A subscription agreement was entered into between the Fund and the Company comprising the entire issued share capital of the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Company.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2020 of the Company to the Fund (amounts in thousands).

Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Company Net Assets	Percentage of Fund Net Assets
WRA ASF III (SBP), LLC	4-9-13	4-23-13	939,166	2	0.00%

For Federal income tax purposes, cost of investments owned at March 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Cost	$1,154,005

Gross unrealized appreciation	6,281
Gross unrealized depreciation	(221,379)

Net unrealized depreciation	$(215,098)